SUBJECT TO REVISION
-------------------
SERIES TERM SHEET DATED NOVEMBER 26, 2001
-----------------------------------------


                                                                    Exhibit 99.1

                                   Term Sheet


                                  $165,239,000


                                    [GRAPHIC]


                        Oakwood Mortgage Investors, Inc.
                                    Depositor


                         Manufactured Housing Contracts
          Senior/Subordinated Pass-Through Certificates, Series 2001-E


                                November 26, 2001


CREDIT | FIRST
SUISSE | BOSTON

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2001-E
                                                      $165,239,000 (Approximate)
--------------------------------------------------------------------------------


     DISCLAIMER

          Attached is a preliminary Series Term Sheet describing the structure, collateral pool and certain aspects of the Oakwood Mortgage Investors, Inc. Senior/Subordinated Pass-Through Certificates, Series 2001-E. The Series Term Sheet has been prepared by Oakwood Mortgage for informational purposes only and is subject to modification or change. The information and assumptions contained therein are preliminary and will be superseded by a prospectus, prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement. Neither Credit Suisse First Boston Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated nor any of their respective affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet. Neither this sheet nor the cover sheet is part of the Series Term Sheet.

          A Registration Statement (including a base prospectus) relating to the Pass-Through Certificates has been filed with the Securities and Exchange Commission and declared effective. The final Prospectus and Prospectus Supplement relating to the securities will be filed after the securities have been priced and all of the terms and information are finalized. This communication is not an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate. Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2001-E
                                                      $165,239,000 (Approximate)
--------------------------------------------------------------------------------

PRELIMINARY INFORMATION ONLY

   OFFERED CERTIFICATES

                   Class A-1   Class A-2   Class A-3   Class A-4    Class A-IO      Class M-1    Class M-2   Class B-1
------------------------------------------------------------------------------------------------------------------------
Amount:           $39,400,000 $34,300,000 $15,400,000 $31,387,000 $57,400,000/(1)/ $16,352,000 $12,909,000  $9,467,000

Type:              Adjustable    Fixed       Fixed       Fixed        Fixed           Fixed        Fixed       Fixed

Coupon:              [TBD]%      [TBD]%      [TBD]%      [TBD]%       [TBD]%           [TBD]%       [TBD]%      [TBD]%

Approx. Price        [TBD]%      [TBD]%      [TBD]%      [TBD]%       [TBD]%           [TBD]%       [TBD]%      [TBD]%

Yield (%):           [TBD]%      [TBD]%      [TBD]%      [TBD]%       [TBD]%           [TBD]%       [TBD]%      [TBD]%

Spread (bps):        [TBD]       [TBD]       [TBD]       [TBD]        [TBD]            [TBD]        [TBD]       [TBD]

Avg Life
(To Optional          1.00        3.00        5.00        11.20        5.06            9.80         9.80        9.73
Termination):

Avg Life              1.00        3.00        5.00        12.12        5.06           10.44        10.33        9.90
(To Mat):

1/st/ Prin Pymt
(To Optional          12/01       12/03       01/06       05/08       12/01           06/06        06/06       06/06
Termination):

Last Prin Pymt
(To Optional          12/03       01/06       05/08       12/16       11/09           12/16        12/16       12/16
Termination):

Last Prin Pymt        12/03       01/06       05/08       12/24       11/09           05/23        11/21       09/19
(To Mat):

Stated Mat:           03/14       11/19       08/23       06/31       11/09        12/31/(2)/   12/31/(2)/   12/31/(2)/

Expected            12/12/01    12/12/01    12/12/01    12/12/01     12/12/01       12/12/01     12/12/01    12/12/01
Settlement:

Payment Delay:       0 days      14 days     14 days     14 days     14 days         14 days     14 days      14 days

Interest Payment   Actual/360    30/360      30/360      30/360       30/360         30/360       30/360      30/360
Basis:

Dated Date:         12/12/01     11/1/01     11/1/01     11/1/01     11/1/01         11/1/01     11/1/01      11/1/01

Ratings              Aaa/AAA     Aaa/AAA     Aaa/AAA     Aaa/AAA     Aaa/AAA          Aa3/AA       A3/A      Baa3/BBB
(Moody's/S&P):

Pricing Date:          TBD         TBD         TBD         TBD         TBD             TBD         TBD          TBD

Prepayment Speed:   200% MHP    200% MHP    200% MHP    200% MHP     200% MHP        200% MHP    200% MHP    200% MHP
-----------------------------------------------------------------------------------------------------------------------

/(1)/  Initial notional balance.
/(2)/ For the classes of offered certificates other than the class A certificates, the final scheduled distribution dates are the maturity date of the asset with the latest stated maturity.








The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Merrill Lynch & Co. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Merrill Lynch & Co. make no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT | FIRST
SUISSE | BOSTON
                                                                               1

Transaction Summary
     ---------------------------------------------------------------------------
      Title of Securities      Oakwood Mortgage Investors, Inc.
                               Senior/Subordinated Pass-Through Certificates,
                               Series 2001-E

                               Class A-1 Certificates (adjustable rate), and Class A-2, Class A-3, Class A-4, Class A-IO, Class M-1, Class M-2, and Class B-1 Certificates (fixed rate) (together "Offered Certificates")

      Depositor                Oakwood Mortgage Investors, Inc.

      Servicer                 Oakwood Acceptance Corporation, LLC

      Underwriters             Credit Suisse First Boston Corporation (lead)
                               Merrill Lynch, Pierce, Fenner & Smith
                               Incorporated (co)

      Trustee                  J.P. Morgan Chase Bank

      Credit Enhancement       1.  Excess interest
                               2.  Subordination, including the Class B-2
                                   Certificates
                               3.  Overcollateralization

      Collateral               Fixed rate manufactured housing installment
                               sales contracts and mortgage loans secured by first liens on the real estate to which the related manufactured homes are permanently affixed.

                               $130,815,158.34 aggregate principal balance of contracts and mortgage loans ("Initial Assets") are described in this term sheet and will be delivered at the closing date. In addition, approximately $41,309,750 will be on deposit in a pre-funding account with the Trustee on the closing date for the purchase of additional collateral during the pre-funding period.

                               Detailed characteristics of the Initial Assets are summarized on pages 8 through 36. Collateral information is presented for the Initial Assets in total (Section A), the subset of the Initial Assets which are secured by previously repossessed manufactured homes (Section B), and the subset of the Initial Assets which were not secured by previously repossessed manufactured homes (Section C).

      Rating Agencies          Moody's Investors Service and Standard & Poor's

 Subordination and Class
 Sizes

                                                          Rating
                             Class                     (Moody's/S&P) Subordination*   Class Size
                            -----------------------------------------------------------------------
                             Class A-1 - A-4, A-IO**      Aaa/AAA        30.00%         70.00%

                             Class M-1                    Aa3/AA         20.50%         9.50%

                             Class M-2                     A3/A          13.00%         7.50%

                             Class B-1                   Baa3/BBB         7.50%         5.50%

                             Class B-2                  Not offered       4.00%         3.50%
                            -----------------------------------------------------------------------

                                 *Subordination levels reported here incorporate only the initial overcollateralization level of 4.00%.
                                 **See page 4 for a detailed description of the Class A-IO certificates.

 Overcollateralization           The initial overcollateralization will be 4.00%
                                 of the initial collateral balance building to a target overcollateralization of 6.50% of the initial collateral balance. For any distribution date on or after the cross over date of June 2006, the target overcollateralization will be the lesser of 6.50% of the initial collateral balance and 11.375% of the then-outstanding collateral balance, but not less than 1.0% of the initial collateral balance.

 Distribution                    Dates The 15/th/ day of each month or, if such
                                 day is not a business day, the next succeeding business day, beginning in December 2001.

 Interest Accrual                For the Class A-1 Certificates, interest will
                                 accrue from the 15th day of the preceding month until 14/th/ day of the current month. For the first distribution date, interest will accrue from the closing date to the 14/th/ of December for the Class A-1 certificates. Interest is calculated using an actual/360day count.

                                 For the Class A-2, A-3, A-4, A-IO, M-1, M-2, and B-1 Certificates interest will accrue during the calendar month preceding the month in which the distribution date occurs. Interest is calculated using a 30/360 day count.

 Servicing                       Fee For as long as Oakwood Acceptance is the
                                 servicer, the servicing fee of 1.00% per annum is subordinate on a monthly basis to certain other amounts payable in respect of the certificates. See "Cashflow Priority".

 Class A-IO Certificates         The Class A-IO Certificates will be
                                 interest-only certificates, and will be
                                 entitled to interest distributions at a coupon of 6.00% per annum on a notional principal balance defined for any distribution date the lesser of (i) the scheduled notional principal balance for that distribution date as set forth in the Class A-IO notional principal balance schedule listed below and (ii) the sum of the aggregate principal balance of the trust assets and the amount on deposit in the pre-funding account as of such distribution date.


                                 The Class A-IO Certificates are not entitled to any distributions of principal. They will be rated AAA/Aaa and will receive interest payments only through (and including) the distribution date on November 2009.

 Class A-IO Notional                   Period       IO Notional  Period   IO Notional  Period   IO Notional
 Principal Balance Schedule            ------       -----------  ------   -----------  ------   -----------
                                             1     $ 57,400,000   33     $ 42,900,000   65     $ 29,200,000
                                             2     $ 57,400,000   34     $ 41,400,000   66     $ 29,200,000
                                             3     $ 57,400,000   35     $ 41,400,000   67     $ 28,100,000
                                             4     $ 56,200,000   36     $ 41,400,000   68     $ 28,100,000
                                             5     $ 56,200,000   37     $ 40,000,000   69     $ 28,100,000
                                             6     $ 56,200,000   38     $ 40,000,000   70     $ 27,100,000
                                             7     $ 54,900,000   39     $ 40,000,000   71     $ 27,100,000
                                             8     $ 54,900,000   40     $ 38,700,000   72     $ 27,100,000
                                             9     $ 54,900,000   41     $ 38,700,000   73     $ 26,200,000
                                            10     $ 53,500,000   42     $ 38,700,000   74     $ 26,200,000
                                            11     $ 53,500,000   43     $ 37,300,000   75     $ 26,200,000
                                            12     $ 53,500,000   44     $ 37,300,000   76     $ 25,300,000
                                            13     $ 52,100,000   45     $ 37,300,000   77     $ 25,300,000
                                            14     $ 52,100,000   46     $ 36,000,000   78     $ 25,300,000
                                            15     $ 52,100,000   47     $ 36,000,000   79     $ 24,400,000
                                            16     $ 50,600,000   48     $ 36,000,000   80     $ 24,400,000
                                            17     $ 50,600,000   49     $ 34,800,000   81     $ 24,400,000
                                            18     $ 50,600,000   50     $ 34,800,000   82     $ 23,500,000
                                            19     $ 49,100,000   51     $ 34,800,000   83     $ 23,500,000
                                            20     $ 49,100,000   52     $ 33,600,000   84     $ 23,500,000
                                            21     $ 49,100,000   53     $ 33,600,000   85     $ 22,600,000
                                            22     $ 47,500,000   54     $ 33,600,000   86     $ 22,600,000
                                            23     $ 47,500,000   55     $ 32,400,000   87     $ 22,600,000
                                            24     $ 47,500,000   56     $ 32,400,000   88     $ 21,800,000
                                            25     $ 46,000,000   57     $ 32,400,000   89     $ 21,800,000
                                            26     $ 46,000,000   58     $ 31,300,000   90     $ 21,800,000
                                            27     $ 46,000,000   59     $ 31,300,000   91     $ 21,000,000
                                            28     $ 44,400,000   60     $ 31,300,000   92     $ 21,000,000
                                            29     $ 44,400,000   61     $ 30,200,000   93     $ 21,000,000
                                            30     $ 44,400,000   62     $ 30,200,000   94     $ 20,300,000
                                            31     $ 42,900,000   63     $ 30,200,000   95     $ 20,300,000
                                            32     $ 42,900,000   64     $ 29,200,000   96     $ 20,300,000

     Cashflow Priority         PRIORITY OF DISTRIBUTIONS PRIOR TO THE CROSS OVER
                               DATE AND IF PRINCIPAL DISTRIBUTION TESTS ARE MET:

                               1. To all Class A Certificates, current pro rata
                                  interest and any previously unpaid interest;
                               2. To the Class M-1 Certificates, current
                                  interest and any previously unpaid interest;
                               3. To the Class M-2 Certificates, current
                                  interest and any previously unpaid interest;
                               4. To the Class B-1 Certificates, current
                                  interest and any previously unpaid interest;
                               5. To the Class B-2 Certificates, current
                                  interest and any previously unpaid interest;
                               6. Concurrently to the Class A Certificates,
                                  other than the Class A-IO Certificates, any unpaid principal amounts from previous distributions;
                               7. To each class of Class A Certificates (other
                                  than the Class A-IO Certificates) the Class A principal distribution amount in numeric order until the principal balance of each class is reduced to zero;
                               8. To the Class M-1 Certificates, any writedown
                                  interest, carryover writedown interest,
                                  previously unpaid principal distribution amounts and the Class M-1 percentage of the principal distribution amount;
                               9. To the Class M-2 Certificates, any writedown
                                  interest, carryover writedown interest,
                                  previously unpaid principal distribution amounts and the Class M-2 percentage of the principal distribution amount;
                              10. To the Class B-1 Certificates, any writedown
                                  interest, carryover writedown interest,
                                  previously unpaid principal distribution amounts and the Class B-1 percentage of the principal distribution amount;
                              11. To the Class B-2 Certificates, any writedown
                                  interest, carryover writedown interest,
                                  previously unpaid principal distribution amounts and the Class B-2 percentage of the principal distribution amount;
                              12. If Oakwood is the servicer, any current and
                                  previously unpaid servicing fees;
                              13. To the Class B-2 Certificates, if on any
                                  distribution date and to the extent the
                                  weighted average net asset rate is less than the Class B-2 Certificate coupon, the interest carryover amount in respect of the Class B-2 Certificates for such distribution date, and any unpaid interest carryover amounts from previous distribution dates;
                              14. To the Class A-1, Class A-2, Class A-3, Class
                                  A-4, Class M-1, Class M-2, Class B-1, and
                                  Class B-2 Certificates, in that order,
                                  accelerated principal payments in reduction of the certificate balance of each class until such principal balance has been reduced to zero;
                              15. To the Class X Certificates, current and any
                                  previously unpaid Class X strip amounts;
                              16. Any remainder to the Class R Certificates.

     Cashflow Priority         PRIORITY OF DISTRIBUTIONS IF PERFORMANCE TESTS
                               ARE NOT MET:

                               1. To all Class A Certificates, current pro rata
                                  interest and any previously unpaid interest;
                               2. To the Class M-1 Certificates, current
                                  interest and any previously unpaid interest;
                               3. To the Class M-2 Certificates, current
                                  interest and any previously unpaid interest;
                               4. To the Class B-1 Certificates, current
                                  interest and any previously unpaid interest;
                               5. To the Class B-2 Certificates, current
                                  interest and any previously unpaid interest;
                               6. Concurrently to the Class A Certificates,
                                  other than the Class A-IO Certificates, any unpaid principal amounts from previous distributions;
                               7. To each Class A Certificates (other than the
                                  Class A-IO Certificates) the Class A
                                  Certificate balance in numeric order until the principal balance of each is reduced to zero;
                               8. To the Class M-1 Certificates, any writedown
                                  interest, carryover writedown interest,
                                  previously unpaid principal distribution amounts and the principal distribution amount until the Class M-1 Certificate balance is reduced to zero;
                               9. To the Class M-2 Certificates, any writedown
                                  interest, carryover writedown interest,
                                  previously unpaid principal distribution amounts and the principal distribution amount until the Class M-2 Certificate balance is reduced to zero;
                              10. To the Class B-1 Certificates, any writedown
                                  interest, carryover writedown interest,
                                  previously unpaid principal distribution amounts and the principal distribution amount until the Class B-1 Certificate balance is reduced to zero;
                              11. To the Class B-2 Certificates, any writedown
                                  interest, carryover writedown interest,
                                  previously unpaid principal distribution amounts and the principal distribution amount until the Class B-2 Certificate balance is reduced to zero;
                              12. If Oakwood is the servicer, any current and
                                  previously unpaid servicing fees;
                              13. To the Class B-2 Certificates, if on any
                                  distribution date and to the extent the
                                  weighted average net asset rate is less than the Class B-2 Certificate coupon, the interest carryover amount in respect of the Class B-2 Certificates for such distribution date, and any unpaid interest carryover amounts from previous distribution dates;
                              14. To the Class X Certificates, current and any
                                  previously unpaid Class X strip amounts; 15.
                                  Any remainder to the Class R Certificates.

     Performance Tests         1. The average sixty day delinquency ratio is
                                  less than or Performance Tests equal to
                                  [6.5]%;
                               2. The current realized loss ratio is less than
                                  or equal to [3.5]%;
                               3. The cumulative realized losses are less than
                                  or equal to the following percentages of the original Pool Scheduled Principal Balance:

                                       [8.0]% July 2006 through December 2007,
                                       [9.0]% January 2008 through December
                                       2008, [11.75]% December 2008 through
                                       June 2011, and [13.25]% July 2011 and
                                       thereafter.

          Optional Termination    The servicer may terminate the trust by
                                  purchasing all assets remaining in the trust at the later of (i) any date on which the aggregate principal balance of outstanding certificates is less than 10% of their initial aggregate principal balance or (ii) November
                                  2009.

          ERISA Considerations    All classes of Offered Certificates are
                                  expected to be ERISA eligible. However,
                                  investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of a Plan's acquisition and ownership of such Offered
                                  Certificates.

          SMMEA Eligibility       When the amount on deposit in the Pre-Funding
                                  Account has been reduced to zero, the Class A
                                  Certificates and Class M-1 Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

          Certain Federal Income  For federal income tax purposes, the trust
          Tax Consequences        estate will be treated as one or more real
                                  estate mortgage investment conduits
                                  ("REMICs").

          Prospectus              The Offered Certificates are being offered
                                  pursuant to a Prospectus which includes a Prospectus Supplement (together, the
                                  "Prospectus"). Complete information with respect to the Offered Certificates and the Collateral is contained in the Prospectus. The foregoing is qualified in its entirety by, and will be superseded by, the information appearing in the Prospectus, and the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

          Further Information     Call the ABS trading desk at (212) 325-2747,
                                  John Herbert at (212) 325-2412, Susan Menkhaus at (212) 325-3475, or Phil Li at (212)
                                  325-5945 with questions.

                   Summary Collateral Information for Initial
                                     Assets

     Initial Asset Balance:                              $   130,815,158.34
     Cut-off Date for Initial Assets:                      November 1, 2001

     Aggregate Unpaid Principal Balance:                 $   130,815,158.34
     Number of Loans:                                                 2,516
     Weighted Average Interest Rate:                                  10.72%
     Interest Rate Range:                                     6.49% - 17.50%

     Average Unpaid Principal Balance:                   $        51,993.31
     Average Original Principal Balance:                 $        52,094.66

     Weighted Average Stated Remaining Term (months):                   319
     Stated Remaining Term Range (months):                          2 - 360

     Weighted Average Stated Original Term (months):                    319
     Stated Original Term Range (months):                          24 - 360

     Weighted Average Age (months):                                       1
     Age Range (months):                                            0 - 139

     Weighted Average Original LTV:                                   91.55

     New Home Loans:                                                  80.75%
     Used Home Loans:                                                  1.69%
     Repossessed Home Loans:                                          17.48%
     Transferred Home Loans:                                           0.08%

     Step-up Rate Loans:                                              15.95%

     Mortgage Loans:                                                  34.72%

                                   Section A:

                    Collateral Stratifications for the Entire

                               Initial Asset Pool

                            Entire Initial Asset Pool

                   A: Initial Assets--Credit Bureau Score/(1)/

                                                                                           Percentage of
                                                                     Aggregate           Initial Assets by
                                              Number of              Scheduled          Aggregate Scheduled
Credit Bureau Score/(1)/                   Initial Assets         Principal Balance        Principal Balance
------------------------------------------------------------------------------------------------------------
Not Available/(2)/                                   78          $    2,339,857.28             1.79%
3 or 30 (Insufficient Credit History)/(3)/          281               8,731,382.63             6.67
341 to 500                                           82               2,751,276.14             2.10
501 to 510                                           35               1,210,382.51             0.93
511 to 520                                           32               1,165,036.16             0.89
521 to 530                                           44               1,509,957.81             1.15
531 to 540                                           35               1,270,164.93             0.97
541 to 550                                           36               1,247,696.54             0.95
551 to 560                                           49               1,771,180.20             1.35
561 to 570                                           84               3,501,558.02             2.68
571 to 580                                          102               4,700,442.39             3.59
581 to 590                                           93               4,686,651.12             3.58
591 to 600                                          101               5,489,241.04             4.20
601 to 610                                           96               4,972,075.99             3.80
611 to 620                                          124               6,786,371.21             5.19
621 to 630                                          103               6,116,512.21             4.68
631 to 640                                          117               6,543,491.27             5.00
641 to 650                                          114               7,124,733.15             5.45
651 to 660                                           95               5,792,790.56             4.43
661 to 719                                          497              32,334,464.92            24.72
720 or Greater                                      318              20,769,892.26            15.88
                                                  -----          -----------------           ------

     Total                                        2,516          $  130,815,158.34           100.00%
                                                  =====          =================           ======

----------
(1) The weighted average credit bureau score (excluding the Initial Assets for which no score was available from the credit bureau and any score below
     341) was approximately 650, based on the Aggregate Scheduled Principal Balance as of the Cut-off Date.

(2) Oakwood Acceptance did not report credit bureau scores with respect to the assets in this stratification.

(3) Items coded as 3 or 30 indicate that an attempt to obtain a credit bureau score was made, however, no score could be generated because of insufficient credit history for the applicant.

                          A: Initial Assets--Unit Type

                                                                                     Percentage of
                                                                                   Initial Assets by
                                 Number of Initial    Aggregate Scheduled         Aggregate Scheduled
Unit Type                              Assets          Principal Balance           Principal Balance
-------------------------------------------------------------------------------------------------------
Multi-section home                      1,426            $ 94,512,536.76                  72.25%
Single-section home                     1,090              36,302,621.58                  27.75
                                        -----            ---------------                 -------

     Total                              2,516            $130,815,158.34                 100.00%
                                        =====            ===============                 =======

                        A: Initial Assets--Property Type

                                                                                     Percentage of
                                                            Aggregate              Initial Assets by
                                 Number of Initial          Scheduled             Aggregate Scheduled
Property Type                          Assets           Principal Balance          Principal Balance
-------------------------------------------------------------------------------------------------------
Home-only Contract                      2,028             $ 85,379,206.40                 65.27%
Mortgage Loan                             472               44,457,358.22                 33.98
Land-in-lieu Mortgage Loan                 16                  978,593.72                  0.75
                                        -----             ---------------                -------

     Total                              2,516             $130,815,158.34                100.00%
                                        =====             ===============                =======

                A: Initial Assets--Geographical Distribution/(1)/

                                                                                         Percentage of
                                                                                       Initial Assets by
                                       Number of Initial     Aggregate Scheduled       Aggregate Scheduled
Geographic Location                          Assets            Principal Balance         Principal Balance
-----------------------------------------------------------------------------------------------------------
Alabama                                           47         $     1,956,812.51               1.50%
Arizona                                           78               5,764,243.53               4.41
Arkansas                                          36               1,476,309.03               1.13
California                                        58               4,916,793.02               3.76
Colorado                                          62               3,056,084.07               2.34
Delaware                                          23               1,445,260.77               1.10
Florida                                           47               2,349,954.41               1.80
Georgia                                           76               3,345,985.55               2.56
Idaho                                             23               1,444,814.28               1.10
Illinois                                           2                  82,031.17               0.06
Indiana                                            8                 432,657.03               0.33
Iowa                                               2                  73,689.94               0.06
Kansas                                            43               1,907,675.83               1.46
Kentucky                                          46               2,003,226.98               1.53
Louisiana                                         44               1,796,632.26               1.37
Maryland                                           7                 368,204.00               0.28
Michigan                                          63               3,872,172.99               2.96
Minnesota                                          4                 168,352.42               0.13
Mississippi                                       34               1,344,581.08               1.03
Missouri                                          45               1,969,012.10               1.51
Montana                                            3                 179,381.74               0.14
Nevada                                            29               1,893,137.46               1.45
New Mexico                                        52               2,467,694.15               1.89
New York                                           1                  40,224.27               0.03
North Carolina                                   508              23,288,294.52              17.80
Ohio                                              53               3,044,725.44               2.33
Oklahoma                                          48               2,811,425.83               2.15
Oregon                                            55               4,977,448.37               3.80
Pennsylvania                                       2                 128,768.85               0.10
South Carolina                                   277              11,804,447.47               9.02
South Dakota                                       1                  38,411.00               0.03
Tennessee                                         80               3,885,806.28               2.97
Texas                                            405              20,712,079.76              15.83
Utah                                               7                 516,233.98               0.39
Virginia                                         116               6,985,506.89               5.34
Washington                                        53               4,848,409.18               3.71
West Virginia                                     70               2,994,633.05               2.29
Wyoming                                            8                 424,037.13               0.32
                                               -----         ------------------             ------

     Total                                     2,516         $   130,815,158.34             100.00%
                                               =====         ==================             ======

----------
     (1) Based on the mailing address of the obligor on the related Initial Assets as of the Cut-off Date.

                   A: Initial Assets--Year of Origination/(1)/

                                                                          Percentage of
                                                       Aggregate        Initial Assets by
                              Number of Initial        Scheduled       Aggregate Scheduled
Year of Origination                Assets          Principal Balance    Principal Balance
--------------------------------------------------------------------------------------------
1990                                   4           $     29,494.28             0.02%
1991                                   1                 11,039.85             0.01
1992                                   2                 17,026.02             0.01
1993                                   3                 35,635.96             0.03
1994                                   2                 56,125.33             0.04
1996                                   1                 19,115.94             0.01
1997                                   2                 16,235.61             0.01
1999                                   2                 72,479.73             0.06
2000                                  10                300,726.07             0.23
2001                               2,489            130,257,279.55            99.57
                                   -----           ---------------           ------

    Total                          2,516           $130,815,158.34           100.00%
                                   =====           ===============           ======

----------

     (1) The weighted average seasoning of the Initial Assets was approximately 1 month as of the Cut-off Date.

          A: Initial Assets--Distribution of Remaining Loan Balance/(1)/

                                                                                      Percentage of
                                                               Aggregate            Initial Assets by
                                    Number of Initial          Scheduled           Aggregate Scheduled
Original Loan Balance                    Assets            Principal Balance        Principal Balance
-------------------------------------------------------------------------------------------------------
$0.01 - $4,999.99                                9          $     28,676.34                 0.02%
$5,000.00 - $9,999.99                           18               146,392.30                 0.11
$10,000.00 - $14,999.99                         29               362,758.87                 0.28
$15,000.00 - $19,999.99                         94             1,675,368.27                 1.28
$20,000.00 - $24,999.99                        146             3,327,906.26                 2.54
$25,000.00 - $29,999.99                        283             7,779,373.43                 5.95
$30,000.00 - $34,999.99                        284             9,197,771.69                 7.03
$35,000.00 - $39,999.99                        229             8,548,048.86                 6.53
$40,000.00 - $44,999.99                        155             6,574,161.57                 5.03
$45,000.00 - $49,999.99                        165             7,868,895.89                 6.02
$50,000.00 - $54,999.99                        183             9,608,897.45                 7.35
$55,000.00 - $59,999.99                        154             8,846,219.60                 6.76
$60,000.00 - $64,999.99                        130             8,159,662.26                 6.24
$65,000.00 - $69,999.99                        110             7,443,174.72                 5.69
$70,000.00 - $74,999.99                         88             6,374,402.55                 4.87
$75,000.00 - $79,999.99                         70             5,447,372.10                 4.16
$80,000.00 - $84,999.99                         51             4,196,560.60                 3.21
$85,000.00 - $89,999.99                         51             4,455,671.37                 3.41
$90,000.00 - $94,999.99                         43             3,954,698.35                 3.02
$95,000.00 - $99,999.99                         31             3,016,713.96                 2.31
$100,000.00 or more                            193            23,802,431.90                18.20
                                             -----          ---------------               ------

     Total                                   2,516          $130,815,158.34               100.00%
                                             =====          ===============               ======

----------

     (1) The highest remaining asset amount was $252,061.65 which represents approximately 0.19% of the aggregate remaining principal balance of the Initial Assets as of the Cut-off Date. The average remaining principal amount of the Initial Assets as of the Cut-Off Date is approximately $51,993.31.

          A: Initial Assets--Distribution of Original Loan Balance/(1)/

                                                                                      Percentage of
                                                               Aggregate            Initial Assets by
                                    Number of Initial          Scheduled           Aggregate Scheduled
Original Loan Balance                    Assets            Principal Balance        Principal Balance
-------------------------------------------------------------------------------------------------------
$0.01 - $4,999.99                                5          $     19,433.08                  0.01%
$5,000.00 - $9,999.99                           14               101,167.30                  0.08
$10,000.00 - $14,999.99                         27               326,673.02                  0.25
$15,000.00 - $19,999.99                         95             1,650,612.55                  1.26
$20,000.00 - $24,999.99                        150             3,360,924.38                  2.57
$25,000.00 - $29,999.99                        286             7,830,596.21                  5.99
$30,000.00 - $34,999.99                        284             9,160,467.52                  7.00
$35,000.00 - $39,999.99                        229             8,536,516.74                  6.53
$40,000.00 - $44,999.99                        157             6,654,066.79                  5.09
$45,000.00 - $49,999.99                        164             7,818,936.19                  5.98
$50,000.00 - $54,999.99                        182             9,548,881.78                  7.30
$55,000.00 - $59,999.99                        155             8,896,222.90                  6.80
$60,000.00 - $64,999.99                        128             8,027,052.20                  6.14
$65,000.00 - $69,999.99                        113             7,635,756.85                  5.84
$70,000.00 - $74,999.99                         88             6,374,402.55                  4.87
$75,000.00 - $79,999.99                         70             5,447,372.10                  4.16
$80,000.00 - $84,999.99                         51             4,196,560.60                  3.21
$85,000.00 - $89,999.99                         50             4,365,700.13                  3.34
$90,000.00 - $94,999.99                         43             3,949,688.20                  3.02
$95,000.00 - $99,999.99                         32             3,111,695.35                  2.38
$100,000.00 or more                            193            23,802,431.90                 18.20
                                             -----          ---------------                ------

     Total                                   2,516          $130,815,158.34                100.00%
                                             =====          ===============                ======

----------
     (1) The highest original asset amount was $252,061.00 which represents approximately 0.19% of the aggregate principal balance of the Initial Assets at origination. The average original principal amount of the Initial Assets was approximately $52,094.66 as of the Cut-off Date.

                   A: Initial Assets--Current Asset Rates/(1)/

                                                                                          Percentage of
                                                                 Aggregate              Initial Assets by
                                       Number of Initial         Scheduled             Aggregate Scheduled
Current Asset Rate                           Assets          Principal Balance          Principal Balance
---------------------------------------------------------------------------------------------------------------
 6.000% -  6.999%                                 31            $2,250,411.82                   1.72%
 7.000% -  7.999%                                212            19,334,848.48                  14.78
 8.000% -  8.999%                                346            24,499,387.21                  18.73
 9.000% -  9.999%                                355            22,157,844.08                  16.94
10.000% - 10.999%                                216            11,501,191.10                   8.79
11.000% - 11.999%                                231            12,239,650.03                   9.36
12.000% - 12.999%                                153             7,167,052.36                   5.48
13.000% - 13.999%                                154             6,520,491.53                   4.98
14.000% - 14.999%                                327            11,596,388.86                   8.86
15.000% - 15.999%                                288             7,680,066.81                   5.87
16.000% or more                                  203             5,867,826.06                   4.49
                                               -----          ---------------                 ------

     Total                                     2,516          $130,815,158.34                 100.00%
                                               =====          ===============                 ======

--------------
     (1) The weighted average current asset rate was approximately 10.72% as of the Cut-off Date. This table reflects the asset rates of the Step-up Rate Loans as of the Cut-off Date and does not reflect any subsequent increases in the asset rates of the Step-up Rate Loans.

         A: Initial Assets--Remaining Terms to Maturity (In Months)/(1)/

                                                                                        Percentage of
                                                                Aggregate             Initial Assets by
                                       Number of Initial        Scheduled            Aggregate Scheduled
Remaining Term to Maturity                  Assets           Principal Balance        Principal Balance
---------------------------------------------------------------------------------------------------------------
  1 -  60                                       34              $325,930.99                   0.25%
 61 -  96                                       16               192,309.31                   0.15
 97 - 120                                       30               609,140.15                   0.47
121 - 156                                      128             2,732,198.58                   2.09
157 - 180                                      156             4,348,452.95                   3.32
181 - 216                                       11               371,291.24                   0.28
217 - 240                                      621            20,519,191.39                  15.69
241 - 300                                      411            18,869,737.52                  14.42
301 - 360                                    1,109            82,846,906.21                  63.33
                                             -----          ---------------                 ------

     Total                                   2,516          $130,815,158.34                 100.00%
                                             =====          ===============                 =======

--------------
     (1) The weighted average remaining term to maturity of the Initial Assets was approximately 319 months as of the Cut-off Date.

          A: Initial Assets--Original Terms to Maturity (In Months)/(1)/

                                                                                         Percentage of
                                                                 Aggregate             Initial Assets by
                                        Number of Initial        Scheduled            Aggregate Scheduled
Original Term to Maturity                     Assets         Principal Balance         Principal Balance
---------------------------------------------------------------------------------------------------------------
  1 -  60                                         26              $270,336.68                  0.21%
 61 -  96                                         14               154,707.51                  0.12
 97 - 120                                         29               594,376.07                  0.45
121 - 156                                        132             2,762,697.86                  2.11
157 - 180                                        161             4,386,447.99                  3.35
181 - 216                                         12               391,641.17                  0.30
217 - 240                                        621            20,483,252.29                 15.66
241 - 300                                        412            18,924,792.56                 14.47
301 - 360                                      1,109            82,846,906.21                 63.33
                                               -----          ---------------                ------

     Total                                     2,516          $130,815,158.34                100.00%
                                               =====          ===============                =======

-----------------
     (1) The weighted average original term to maturity of the Initial Assets was approximately 319 months as of the Cut-off Date.

       A: Initial Assets--Distribution of Original Loan-to-Value Ratios/(1)/

                                                                                     Percentage of
                                                                                   Initial Assets by
                                   Number of Initial    Aggregate Scheduled       Aggregate Scheduled
Loan-to-Value Ratio/(1)/                Assets            Principal Balance         Principal Balance
---------------------------------------------------------------------------------------------------------------
50% or less                                25             $    741,252.63                  0.57%
51% -  55%                                  5                  126,905.83                  0.10
56% -  60%                                 21                  824,421.40                  0.63
61% -  65%                                 13                  755,888.66                  0.58
66% -  70%                                 67                2,470,644.80                  1.89
71% -  75%                                 47                2,418,307.90                  1.85
76% -  80%                                 87                5,365,664.24                  4.10
81% -  85%                                 93                5,671,128.97                  4.34
86% -  90%                                408               22,505,594.24                 17.20
91% -  95%                               1165               61,477,432.79                 47.00
96% - 100%                                585               28,457,916.88                 21.75
                                        -----             ---------------                ------

     Total                              2,516             $130,815,158.34                100.00%
                                        =====             ===============                ======

-----------------
     (1) The weighted average original Loan-to-Value Ratio of the Initial Assets was approximately 91.55% as of the Cut-off Date.

                                   Section B:

              Collateral Stratifications for the Repossessed Assets
                               Repossessed Assets

                               Repossessed Assets

                 B: Repossessed Assets--Credit Bureau Score/(1)/

                                                                                    Percentage of
                                           Number of           Aggregate        the Repossessed Assets
                                          Repossessed          Scheduled        by Aggregate Scheduled
Credit Bureau Score                         Assets         Principal Balance       Principal Balance
-------------------------------------------------------------------------------------------------------
Not Available/(2)/                                54         $ 1,553,468.84               6.79%
3 or 30 (Insufficient Credit History)/(3)/       165           5,014,645.83              21.93
341 to 500                                        63           2,139,332.74               9.36
501 to 510                                        19             727,080.06               3.18
511 to 520                                        22             764,232.12               3.34
521 to 530                                        34           1,205,016.32               5.27
531 to 540                                        25             935,142.63               4.09
541 to 550                                        24             797,970.55               3.49
551 to 560                                        39           1,241,904.97               5.43
561 to 570                                        36           1,201,191.80               5.25
571 to 580                                        34           1,240,325.64               5.42
581 to 590                                        21             792,467.47               3.47
591 to 600                                        15             582,426.99               2.55
601 to 610                                        21           1,023,761.19               4.48
611 to 620                                        18             708,887.72               3.10
621 to 630                                        16             635,914.39               2.78
631 to 640                                        12             666,448.70               2.91
641 to 650                                         8             320,784.06               1.40
651 to 660                                         6             211,738.75               0.93
661 to 719                                        21             957,625.82               4.19
720 or Greater                                     4             147,274.67               0.64
                                                 ---         --------------             ------

     Total                                       657         $22,867,641.26             100.00%
                                                 ===         ==============             ======

----------

     (1) The weighted average credit bureau score (excluding the Initial Assets for which no score was available from the credit bureau and any score below 341) was approximately 567, based on the Aggregate Scheduled Principal Balance of Repossessed Assets as of the Cut-off Date.
     (2) Oakwood Acceptance did not report credit bureau scores with respect to the assets in this stratification.
     (3) Items coded as 3 or 30 indicate that an attempt to obtain a credit bureau score was made, however, no score could be generated because of insufficient credit history for the applicant.

                        B: Repossessed Assets--Unit Type

                                                                        Percentage of
                               Number of           Aggregate        the Repossessed Assets
                              Repossessed          Scheduled        by Aggregate Scheduled
Unit Type                       Assets         Principal Balance       Principal Balance
-------------------------------------------------------------------------------------------
Multi-section home                   191          10,168,268.10              44.47%
Single-section home                  466          12,699,373.16              55.53
                                     ---         --------------             ------

     Total                           657         $22,867,641.26             100.00%
                                     ===         ==============             ======


                      B: Repossessed Assets--Property Type

                                                                        Percentage of
                               Number of           Aggregate        the Repossessed Assets
                              Repossessed          Scheduled        by Aggregate Scheduled
Property Type                   Assets         Principal Balance       Principal Balance
-------------------------------------------------------------------------------------------
Home-only Contract                   621         $20,028,197.00              87.58%
Mortgage Loan                         36           2,839,444.26              12.42
                                     ---         --------------             ------

     Total                           657         $22,867,641.26             100.00%
                                     ===         ==============             ======

              B: Repossessed Assets--Geographical Distribution/(1)/

                                                                        Percentage of
                               Number of           Aggregate        the Repossessed Assets
                              Repossessed          Scheduled        by Aggregate Scheduled
Geographic Location             Assets         Principal Balance       Principal Balance
-------------------------------------------------------------------------------------------
Alabama                                9         $   303,925.70               1.33%
Arizona                               14             768,274.78               3.36
Arkansas                              15             489,759.14               2.14
California                             1              75,807.92               0.33
Colorado                               7             270,183.50               1.18
Delaware                               3              55,689.67               0.24
Florida                               14             573,213.24               2.51
Georgia                               23             745,231.70               3.26
Idaho                                  5             350,918.60               1.53
Indiana                                1              75,940.40               0.33
Kansas                                11             455,516.18               1.99
Kentucky                              13             430,073.51               1.88
Louisiana                             16             576,083.91               2.52
Michigan                               1              68,902.59               0.30
Mississippi                           16             634,052.83               2.77
Missouri                              15             486,606.83               2.13
Nevada                                 2              65,763.00               0.29
New Mexico                            12             475,446.73               2.08
North Carolina                       180           5,478,440.90              23.96
Ohio                                   7             228,286.01               1.00
Oklahoma                              12             408,584.15               1.79
Oregon                                 7             489,423.60               2.14
South Carolina                       102           3,360,959.03              14.70
Tennessee                             18             664,090.46               2.90
Texas                                122           4,206,148.12              18.39
Utah                                   2              75,422.00               0.33
Virginia                              15             413,495.38               1.81
Washington                             7             437,022.46               1.91
West Virginia                          6             151,661.92               0.66
Wyoming                                1              52,717.00               0.23
                                     ---         --------------             ------

     Total                           657         $22,867,641.26             100.00%
                                     ===         ==============             ======

----------

     (1) Based on the mailing address of the obligor on the related Initial Assets as of the Cut-off Date.

                 B: Repossessed Assets--Year of Origination/(1)/

                                                                        Percentage of
                               Number of           Aggregate        the Repossessed Assets
                              Repossessed          Scheduled        by Aggregate Scheduled
Year of Origination             Assets         Principal Balance       Principal Balance
-------------------------------------------------------------------------------------------
1990                                   1         $     1,745.31               0.01%
1992                                   1              11,053.35               0.05
1993                                   1               8,017.22               0.04
1997                                   1              14,764.08               0.06
2000                                   6             213,369.15               0.93
2001                                 647          22,618,692.15              98.91
                                     ---         --------------             ------

     Total                           657         $22,867,641.26             100.00%
                                     ===         ==============             ======

----------

     (1) The weighted average seasoning of the Repossessed Assets was approximately 1 month as of the Cut-off Date.

       B: Repossessed Assets--Distribution of Remaining Loan Balance/(1)/

                                                                                        Percentage of
                                           Number of            Aggregate          the Repossessed Assets
                                          Repossessed           Scheduled          by Aggregate Scheduled
Remaining Loan Balance                      Assets          Principal Balance         Principal Balance
-----------------------------------------------------------------------------------------------------------
$0.01 - $4,999.99                               2             $     5,037.00                 0.02%
$5,000.00 - $9,999.99                           3                  22,688.80                 0.10
$10,000.00 - $14,999.99                         9                 120,233.46                 0.53
$15,000.00 - $19,999.99                        63               1,129,768.96                 4.94
$20,000.00 - $24,999.99                        84               1,903,601.57                 8.32
$25,000.00 - $29,999.99                       146               3,999,226.63                17.49
$30,000.00 - $34,999.99                       121               3,901,412.09                17.06
$35,000.00 - $39,999.99                        62               2,295,174.58                10.04
$40,000.00 - $44,999.99                        38               1,611,366.96                 7.05
$45,000.00 - $49,999.99                        37               1,759,292.48                 7.69
$50,000.00 - $54,999.99                        30               1,579,977.24                 6.91
$55,000.00 - $59,999.99                        22               1,267,204.92                 5.54
$60,000.00 - $64,999.99                         9                 563,695.69                 2.47
$65,000.00 - $69,999.99                         5                 340,284.69                 1.49
$70,000.00 - $74,999.99                         1                  72,925.08                 0.32
$75,000.00 - $79,999.99                        11                 847,431.99                 3.71
$80,000.00 - $84,999.99                         1                  82,093.78                 0.36
$85,000.00 - $89,999.99                         3                 261,237.07                 1.14
$90,000.00 - $94,999.99                         1                  91,765.63                 0.40
$95,000.00 - $99,999.99                         1                  96,720.50                 0.42
$100,000.00 or more                             8                 916,502.14                 4.01
                                              ---              --------------              -------

     Total                                    657              $22,867,641.26              100.00%
                                              ===              ==============              =======

----------
     (1) The highest remaining asset amount was $133,344.36 which represents approximately 0.58% of the aggregate remaining principal balance of the Repossessed Assets as of the Cut-off Date. The average remaining principal amount of the Repossessed Assets as of the Cut-Off Date is approximately $34,806.15.

        B: Repossessed Assets--Distribution of Original Loan Balance/(1)/

                                                                                         Percentage of
                                              Number of           Aggregate          the Repossessed Assets
                                             Repossessed          Scheduled          by Aggregate Scheduled
Original Loan Balance                           Assets        Principal Balance        Principal Balance
------------------------------------------------------------------------------------------------------------
$0.01 - $4,999.99                                  1                 $3,291.69                  0.01%
$5,000.00 - $9,999.99                              2                 14,671.58                  0.06
$10,000.00 - $14,999.99                            8                 96,161.34                  0.42
$15,000.00 - $19,999.99                           65              1,143,672.30                  5.00
$20,000.00 - $24,999.99                           84              1,898,571.07                  8.30
$25,000.00 - $29,999.99                          147              4,024,188.44                 17.60
$30,000.00 - $34,999.99                          121              3,901,412.09                 17.06
$35,000.00 - $39,999.99                           62              2,295,174.58                 10.04
$40,000.00 - $44,999.99                           38              1,611,366.96                  7.05
$45,000.00 - $49,999.99                           37              1,759,292.48                  7.69
$50,000.00 - $54,999.99                           29              1,524,994.17                  6.67
$55,000.00 - $59,999.99                           23              1,322,187.99                  5.78
$60,000.00 - $64,999.99                            9                563,695.69                  2.47
$65,000.00 - $69,999.99                            5                340,284.69                  1.49
$70,000.00 - $74,999.99                            1                 72,925.08                  0.32
$75,000.00 - $79,999.99                           11                847,431.99                  3.71
$80,000.00 - $84,999.99                            1                 82,093.78                  0.36
$85,000.00 - $89,999.99                            3                261,237.07                  1.14
$90,000.00 - $94,999.99                            1                 91,765.63                  0.40
$95,000.00 - $99,999.99                            1                 96,720.50                  0.42
$100,000.00 or more                                8                916,502.14                  4.01
                                                 ---            --------------                -------

     Total                                       657            $22,867,641.26                100.00%
                                                 ===            ==============                =======

----------
     (1) The highest original asset amount was $133,334.00 which represents approximately 0.58% of the aggregate principal balance of the Repossessed Assets at origination. The average original principal amount of the Repossessed Assets was approximately $34,877.23 as of the Cut-off Date.

                 B: Repossessed Assets--Current Asset Rates/(1)/

                                                                                       Percentage of
                                      Number of               Aggregate           the Repossessed Assets
                                    Repossessed               Scheduled           by Aggregate Scheduled
Current Asset Rate                     Assets             Principal Balance          Principal Balance
----------------------------------------------------------------------------------------------------------
8.000% - 8.999%                           2                 $   121,604.63                 0.53%
9.000% - 9.999%                           8                     590,925.14                 2.58
10.000% - 10.999%                         8                     425,001.93                 1.86
11.000% - 11.999%                        32                   1,985,681.84                 8.68
12.000% - 12.999%                        46                   2,196,310.17                 9.60
13.000% - 13.999%                        39                   1,601,811.34                 7.00
14.000% - 14.999%                       109                   4,588,658.74                20.07
15.000% - 15.999%                       223                   5,858,018.44                25.62
16.000% or more                         190                   5,499,629.03                24.05
                                        ---                 --------------              -------

     Total                              657                 $22,867,641.26              100.00%
                                        ===                 ==============              =======

     (1) The weighted average current asset rate was approximately 14.51% as of the Cut-off Date. This table reflects the asset rates of the Step-up Rate Loans as of the Cut-off Date and does not reflect any subsequent increases in the asset rates of the Step-up Rate Loans.

       B: Repossessed Assets--Remaining Terms to Maturity (In Months)/(1)/

                                                                                     Percentage of
                                     Number of              Aggregate             the Repossessed Assets
                                    Repossessed             Scheduled             by Aggregate Scheduled
Remaining Term to Maturity            Assets            Principal Balance            Principal Balance
----------------------------------------------------------------------------------------------------------
1 -  60                                 6                   $    43,368.80                0.19%
61 - 96                                 1                        11,053.35                0.05
97 - 120                                14                      236,120.14                1.03
121 - 156                               115                   2,438,449.74               10.66
157 - 180                               111                   2,928,692.35               12.81
181 - 216                               6                       170,469.42                0.75
217 - 240                               247                   8,220,202.68               35.95
241 - 300                               96                    4,559,757.18               19.94
301 - 360                               61                    4,259,527.60               18.63
                                        --                  --------------              -------

     Total                              657                 $22,867,641.26              100.00%
                                        ===                 ==============              =======

----------
     (1) The weighted average remaining term to maturity of the Repossessed Assets was approximately 254 months as of the Cut-off Date.

       B: Repossessed Assets--Original Terms to Maturity (In Months)/(1)/

                                                                                       Percentage of
                                       Number of                Aggregate         the Repossessed Assets
                                     Repossessed                Scheduled        by Aggregate Scheduled
Original Term to Maturity              Assets                Principal Balance       Principal Balance
---------------------------------------------------------------------------------------------------------------
  1 -  60                                   4                $     33,606.27              0.15%
 97 - 120                                  13                     221,356.06              0.97
121 - 156                                 118                   2,462,976.35             10.77
157 - 180                                 112                   2,939,745.70             12.86
181 - 216                                   6                     170,469.42              0.75
217 - 240                                 247                   8,220,202.68             35.95
241 - 300                                  96                   4,559,757.18             19.94
301 - 360                                  61                   4,259,527.60             18.63
                                          ---                ---------------            ------

     Total                                657                $ 22,867,641.26            100.00%
                                          ===                ===============            ======

-------------------
     (1) The weighted average original term to maturity of the Repossessed Assets was approximately 255 months as of the Cut-off Date.

    B: Repossessed Assets--Distribution of Original Loan-to-Value Ratios/(1)/

                                                                                          Percentage of
                                              Number of             Aggregate         the Repossessed Assets
                                            Repossessed             Scheduled         by Aggregate Scheduled
Loan-to-Value Ratio/(1)/                       Assets           Principal Balance        Principal Balance
---------------------------------------------------------------------------------------------------------------
50% or less                                         1           $     6,880.00                 0.03%
66% -  70%                                          1                35,020.40                 0.15
71% -  75%                                          4               117,755.00                 0.51
76% -  80%                                          4               165,326.51                 0.72
81% -  85%                                         11               303,723.02                 1.33
86% -  90%                                         50             1,762,454.46                 7.71
91% -  95%                                        202             6,582,817.90                28.79
96% - 100%                                        384            13,893,663.97                60.76
                                                  ---           --------------               ------

     Total                                        657           $22,867,641.26               100.00%
                                                  ===           ==============               ======

-------------------
     (1) The weighted average original Loan-to-Value Ratio was approximately 95.78% as of the Cut-off Date

                                   Section C:

            Collateral Stratifications for the Non-repossessed Assets
                             Non Repossessed Assets

                             Non Repossessed Assets

               C: Non Repossessed Assets--Credit Bureau Score/(1)/

                                                                                            Percentage of
                                              Number of                                  the Non Repossessed
                                                 Non                   Aggregate         Assets by Aggregate
                                             Repossessed               Scheduled         Scheduled Principal
Credit Bureau Score                            Assets               Principal Balance          Balance
---------------------------------------------------------------------------------------------------------------
Not Available/(2)/                                    24            $    786,388.44               0.73%
3 or 30 (Insufficient Credit History)/(3)/           116               3,716,736.80               3.44
341 to 500                                            19                 611,943.40               0.57
501 to 510                                            16                 483,302.45               0.45
511 to 520                                            10                 400,804.04               0.37
521 to 530                                            10                 304,941.49               0.28
531 to 540                                            10                 335,022.30               0.31
541 to 550                                            12                 449,725.99               0.42
551 to 560                                            10                 529,275.23               0.49
561 to 570                                            48               2,300,366.22               2.13
571 to 580                                            68               3,460,116.75               3.21
581 to 590                                            72               3,894,183.65               3.61
591 to 600                                            86               4,906,814.05               4.55
601 to 610                                            75               3,948,314.80               3.66
611 to 620                                           106               6,077,483.49               5.63
621 to 630                                            87               5,480,597.82               5.08
631 to 640                                           105               5,877,042.57               5.44
641 to 650                                           106               6,803,949.09               6.30
651 to 660                                            89               5,581,051.81               5.17
661 to 719                                           476              31,376,839.10              29.07
720 or Greater                                       314              20,622,617.59              19.10
                                                   -----            ---------------             ------

     Total                                         1,859            $107,947,517.08             100.00%
                                                   =====            ===============             ======

-------------------
     (1) The weighted average credit bureau score (excluding the Initial Assets for which no score was available from the credit bureau and any score below
     341) was approximately 663, based on the Aggregate Scheduled Principal Balance of Non Repossessed Assets as of the Cut-off Date.
     (2) Oakwood Acceptance did not report credit bureau scores with respect to the assets in this stratification.
     (3) Items coded as 3 or 30 indicate that an attempt to obtain a credit bureau score was made, however, no score could be generated because of insufficient credit history for the applicant.

                      C: Non Repossessed Assets--Unit Type

                                                                                             Percentage of
                                                                                         the Non Repossessed
                                Number of Non                    Aggregate               Assets by Aggregate
                                 Repossessed                     Scheduled               Scheduled Principal
Unit Type                           Assets                   Principal Balance                Balance
---------------------------------------------------------------------------------------------------------------
Multi-section home                   1,235                 $    84,344,268.66                  78.13%
Single-section home                    624                      23,603,248.42                  21.87
                                     -----                 ------------------                 ------

     Total                           1,859                 $   107,947,517.08                 100.00%
                                     =====                 ==================                 ======



                    C: Non Repossessed Assets--Property Type

                                                                                         Percentage of
                                                                                      the Non Repossessed
                                   Number of Non               Aggregate              Assets by Aggregate
                                   Repossessed                 Scheduled             Scheduled Principal
Property Type                         Assets               Principal Balance               Balance
---------------------------------------------------------------------------------------------------------------
Home-only Contract                    1,407               $    65,351,009.40                60.54%
Mortgage Loan                           436                    41,617,913.96                38.55
Land-in-lieu Mortgage Loan               16                       978,593.72                 0.91
                                      -----               ------------------               ------

     Total                            1,859               $   107,947,517.08               100.00%
                                      =====               ==================               ======

            C: Non Repossessed Assets--Geographical Distribution/(1)/


                                                                                 Percentage of
                                                                              the Non Repossessed
                                    Number of Non        Aggregate            Assets by Aggregate
Geographic Location                  Repossessed         Scheduled            Scheduled Principal
                                        Assets       Principal Balance             Balance
--------------------------------------------------------------------------------------------------------
Alabama                                       38        $  1,652,886.81               1.53%
Arizona                                       64           4,995,968.75               4.63
Arkansas                                      21             986,549.89               0.91
California                                    57           4,840,985.10               4.48
Colorado                                      55           2,785,900.57               2.58
Delaware                                      20           1,389,571.10               1.29
Florida                                       33           1,776,741.17               1.65
Georgia                                       53           2,600,753.85               2.41
Idaho                                         18           1,093,895.68               1.01
Illinois                                       2              82,031.17               0.08
Indiana                                        7             356,716.63               0.33
Iowa                                           2              73,689.94               0.07
Kansas                                        32           1,452,159.65               1.35
Kentucky                                      33           1,573,153.47               1.46
Louisiana                                     28           1,220,548.35               1.13
Maryland                                       7             368,204.00               0.34
Michigan                                      62           3,803,270.40               3.52
Minnesota                                      4             168,352.42               0.16
Mississippi                                   18             710,528.25               0.66
Missouri                                      30           1,482,405.27               1.37
Montana                                        3             179,381.74               0.17
Nevada                                        27           1,827,374.46               1.69
New Mexico                                    40           1,992,247.42               1.85
New York                                       1              40,224.27               0.04
North Carolina                               328          17,809,853.62              16.50
Ohio                                          46           2,816,439.43               2.61
Oklahoma                                      36           2,402,841.68               2.23
Oregon                                        48           4,488,024.77               4.16
Pennsylvania                                   2             128,768.85               0.12
South Carolina                               175           8,443,488.44               7.82
South Dakota                                   1              38,411.00               0.04
Tennessee                                     62           3,221,715.82               2.98
Texas                                        283          16,505,931.64              15.29
Utah                                           5             440,811.98               0.41
Virginia                                     101           6,572,011.51               6.09
Washington                                    46           4,411,386.72               4.09
West Virginia                                 64           2,842,971.13               2.63
Wyoming                                        7             371,320.13               0.34

      Total                                1,859        $107,947,517.08             100.00%
                                           =====        ===============             =======

_________
     (1) Based on the mailing address of the obligor on the related Initial Asset as of the Cut-off Date.

      C: Non Repossessed Assets--Year of Origination/(1)/

                                                                                       Percentage of
                                                                                    the Non Repossessed
                                     Number of Non            Aggregate             Assets by Aggregate
Year of Origination                   Repossessed             Scheduled             Scheduled Principal
                                         Assets           Principal Balance               Balance
---------------------------------------------------------------------------------------------------------
1990                                         3          $     27,748.97                     0.03%
1991                                         1                11,039.85                     0.01
1992                                         1                 5,972.67                     0.01
1993                                         2                27,618.74                     0.03
1994                                         2                56,125.33                     0.05
1996                                         1                19,115.94                     0.02
1997                                         1                 1,471.53                     0.00
1999                                         2                72,479.73                     0.07
2000                                         4                87,356.92                     0.08
2001                                     1,842           107,638,587.40                    99.71
                                         -----           --------------                   ------

     Total                               1,859          $107,947,517.08                   100.00%
                                         =====          ===============                   ======

____________
     (1) The weighted average seasoning of the Non Repossessed Assets was approximately 1 month as of the Cut-off Date.

      C: Non Repossessed Assets--Distribution of Remaining Loan Balance/(1)/

                                                                                         Percentage of
                                                                                      the Non Repossessed
                                              Number of Non        Aggregate          Assets by Aggregate
Remaining Loan Balance                         Repossessed         Scheduled          Scheduled Principal
                                                 Assets        Principal Balance            Balance
---------------------------------------------------------------------------------------------------------------
$0.01 - $4,999.99                                    7         $     23,639.34                 0.02%
$5,000.00 - $9,999.99                               15              123,703.50                 0.11
$10,000.00 - $14,999.99                             20              242,525.41                 0.22
$15,000.00 - $19,999.99                             31              545,599.31                 0.51
$20,000.00 - $24,999.99                             62            1,424,304.69                 1.32
$25,000.00 - $29,999.99                            137            3,780,146.80                 3.50
$30,000.00 - $34,999.99                            163            5,296,359.60                 4.91
$35,000.00 - $39,999.99                            167            6,252,874.28                 5.79
$40,000.00 - $44,999.99                            117            4,962,794.61                 4.60
$45,000.00 - $49,999.99                            128            6,109,603.41                 5.66
$50,000.00 - $54,999.99                            153            8,028,920.21                 7.44
$55,000.00 - $59,999.99                            132            7,579,014.68                 7.02
$60,000.00 - $64,999.99                            121            7,595,966.57                 7.04
$65,000.00 - $69,999.99                            105            7,102,890.03                 6.58
$70,000.00 - $74,999.99                             87            6,301,477.47                 5.84
$75,000.00 - $79,999.99                             59            4,599,940.11                 4.26
$80,000.00 - $84,999.99                             50            4,114,466.82                 3.81
$85,000.00 - $89,999.99                             48            4,194,434.30                 3.89
$90,000.00 - $94,999.99                             42            3,862,932.72                 3.58
$95,000.00 - $99,999.99                             30            2,919,993.46                 2.71
$100,000.00 or more                                185           22,885,929.76                21.20
                                                 -----         ---------------               ------

    Total                                        1,859         $107,947,517.08               100.00%
                                                 =====         ===============               ======

___________
    (1) The highest remaining asset amount was $252,061.65 which represents approximately 0.23% of the aggregate remaining principal balance of the Non Repossessed Assets as of the Cut-off Date. The average remaining principal amount of the Non Repossessed Assets as of the Cut-Off Date is approximately $58,067.52.

      C: Non Repossessed Assets--Distribution of Original Loan Balance/(1)/

                                                                                       Percentage of
                                                                                   the Non Repossessed
                                          Number of Non       Aggregate             Assets by Aggregate
                                           Repossessed        Scheduled             Scheduled Principal
Original Loan Balance                         Assets      Principal Balance               Balance
------------------------------------------------------------------------------------------------------------
$     0.01 - $ 4,999.99                             4       $     16,141.39                  0.01%
$ 5,000.00 - $ 9,999.99                            12             86,495.72                  0.08
$10,000.00 - $14,999.99                            19            230,511.68                  0.21
$15,000.00 - $19,999.99                            30            506,940.25                  0.47
$20,000.00 - $24,999.99                            66          1,462,353.31                  1.35
$25,000.00 - $29,999.99                           139          3,806,407.77                  3.53
$30,000.00 - $34,999.99                           163          5,259,055.43                  4.87
$35,000.00 - $39,999.99                           167          6,241,342.16                  5.78
$40,000.00 - $44,999.99                           119          5,042,699.83                  4.67
$45,000.00 - $49,999.99                           127          6,059,643.71                  5.61
$50,000.00 - $54,999.99                           153          8,023,887.61                  7.43
$55,000.00 - $59,999.99                           132          7,574,034.91                  7.02
$60,000.00 - $64,999.99                           119          7,463,356.51                  6.91
$65,000.00 - $69,999.99                           108          7,295,472.16                  6.76
$70,000.00 - $74,999.99                            87          6,301,477.47                  5.84
$75,000.00 - $79,999.99                            59          4,599,940.11                  4.26
$80,000.00 - $84,999.99                            50          4,114,466.82                  3.81
$85,000.00 - $89,999.99                            47          4,104,463.06                  3.80
$90,000.00 - $94,999.99                            42          3,857,922.57                  3.57
$95,000.00 - $99,999.99                            31          3,014,974.85                  2.79
$100,000.00 or more                               185         22,885,929.76                 21.20
                                                -----       ---------------               -------

     Total                                      1,859       $107,947,517.08                100.00%
                                                =====       ===============               =======

______________________

     (1) The highest original asset amount was $252,061.00 which represents approximately 0.23% of the aggregate principal balance of the Non Repossessed Assets at origination. The average original principal amount of the Non Repossessed Assets was approximately $58,179.57 as of the Cut-off Date.

               C: Non Repossessed Assets--Current Asset Rates/(1)/

                                                                                        Percentage of
                                                                                     the Non Repossessed
                                         Number of Non           Aggregate            Assets by Aggregate
                                         Repossessed             Scheduled            Scheduled Principal
Current Asset Rate                          Assets           Principal Balance              Balance
------------------------------------------------------------------------------------------------------------
 6.000% -  6.999%                                 31         $  2,250,411.82                  2.08%
 7.000% -  7.999%                                212           19,334,848.48                 17.91
 8.000% -  8.999%                                344           24,377,782.58                 22.58
 9.000% -  9.999%                                347           21,566,918.94                 19.98
10.000% - 10.999%                                208           11,076,189.17                 10.26
11.000% - 11.999%                                199           10,253,968.19                  9.50
12.000% - 12.999%                                107            4,970,742.19                  4.60
13.000% - 13.999%                                115            4,918,680.19                  4.56
14.000% - 14.999%                                218            7,007,730.12                  6.49
15.000% - 15.999%                                 65            1,822,048.37                  1.69
16.000% or more                                   13              368,197.03                  0.34
                                               -----         ---------------                ------

     Total                                     1,859         $107,947,517.08                100.00%
                                               =====         ===============                =======

____________________

     (1) The weighted average current asset rate was approximately 9.92% as of the Cut-off Date. This table reflects the asset rates of the Step-up Rate Loans as of the Cut-off Date and does not reflect any subsequent increases in the asset rates of the Step-up Rate Loans.

     C: Non Repossessed Assets--Remaining Terms to Maturity (In Months)/(1)/

                                                                                    Percentage of
                                                                                the Non Repossessed
                                    Number of Non         Aggregate              Assets by Aggregate
                                     Repossessed          Scheduled               Scheduled Principal
Remaining Term to Maturity              Assets         Principal Balance              Balance
------------------------------------------------------------------------------------------------------------
  1 -  60                                   28         $    282,562.19                  0.26%
 61 -  96                                   15              181,255.96                  0.17
 97 - 120                                   16              373,020.01                  0.35
121 - 156                                   13              293,748.84                  0.27
157 - 180                                   45            1,419,760.60                  1.32
181 - 216                                    5              200,821.82                  0.19
217 - 240                                  374           12,298,988.71                 11.39
241 - 300                                  315           14,309,980.34                 13.26
301 - 360                                1,048           78,587,378.61                 72.80
                                         -----         ---------------                ------

     Total                               1,859         $107,947,517.08                100.00%
                                         =====         ===============                ======

___________________

     (1) The weighted average remaining term to maturity of the Non Repossessed Assets was approximately 333 months as of the Cut-off Date.

      C: Non Repossessed Assets--Original Terms to Maturity (In Months)/(1)/

                                                                                            Percentage of
                                                                                        the Non Repossessed
                                         Number of Non            Aggregate              Assets by Aggregate
                                          Repossessed             Scheduled              Scheduled Principal
Original Term to Maturity                    Assets           Principal Balance               Balance
---------------------------------------------------------------------------------------------------------------
  1 -  60                                         22          $    236,730.41                  0.22%
 61 -  96                                         14               154,707.51                  0.14
 97 - 120                                         16               373,020.01                  0.35
121 - 156                                         14               299,721.51                  0.28
157 - 180                                         49             1,446,702.29                  1.34
181 - 216                                          6               221,171.75                  0.20
217 - 240                                        374            12,263,049.61                 11.36
241 - 300                                        316            14,365,035.38                 13.31
301 - 360                                      1,048            78,587,378.61                 72.80
                                               -----          ---------------                ------

    Total                                      1,859          $107,947,517.08                100.00%
                                               =====          ===============                ======

____________________________

     (1) The weighted average original term to maturity of the Non Repossessed Assets was approximately 333 months as of the Cut-off Date.

  C: Non Repossessed Assets--Distribution of Original Loan-to-Value Ratios/(1)/

                                                                                      Percentage of
                                                                                   the Non Repossessed
                                     Number of Non          Aggregate              Assets by Aggregate
                                      Repossessed           Scheduled              Scheduled Principal
Loan-to-Value Ratio/(1)/                Assets           Principal Balance               Balance
-----------------------------------------------------------------------------------------------------------
50% or less                                 24          $    734,372.63                     0.68%
51% - 55%                                    5               126,905.83                     0.12
56% - 60%                                   21               824,421.40                     0.76
61% - 65%                                   13               755,888.66                     0.70
66% - 70%                                   66             2,435,624.40                     2.26
71% - 75%                                   43             2,300,552.90                     2.13
76% - 80%                                   83             5,200,337.73                     4.82
81% - 85%                                   82             5,367,405.95                     4.97
86% - 90%                                  358            20,743,139.78                    19.22
91% - 95%                                  963            54,894,614.89                    50.85
96% - 100%                                 201            14,564,252.91                    13.49
                                         -----          ---------------                   ------

     Total                               1,859          $107,947,517.08                   100.00%
                                         =====          ===============                   ======

_____________

     (1) The weighted average original Loan-to-Value Ratio of the Non Repossessed Assets was approximately 90.66% as of the Cut-off Date.

                          MHP Prepayment Sensitivities

                                           0% MHP               100% MHP               150% MHP
                                           ------               --------               --------

                                       WAL      Maturity     WAL      Maturity      WAL      Maturity
   To Optional  Termination
   Class A-1                           6.71       3/14       1.67       6/05        1.24       6/04
   Class A-2                          15.24      11/19       5.30       3/09        3.83       3/07
   Class A-3                          19.44       8/23       8.84       2/13        6.41       2/10
   Class A-4                          25.53       8/29      17.43      11/23       13.85       2/20
   Class A-IO                          5.06      11/09       5.06      11/09        5.06      11/09
   Class M-1                          24.11       8/29      15.41      11/23       12.17       2/20
   Class M-2                          24.11       8/29      15.41      11/23       12.17       2/20
   Class B-1                          24.09       8/29      15.32      11/23       12.09       2/20

   To Maturity
   Class A-1                           6.71       3/14       1.67       6/05        1.24       6/04
   Class A-2                          15.24      11/19       5.30       3/09        3.83       3/07
   Class A-3                          19.44       8/23       8.84       2/13        6.41       2/10
   Class A-4                          25.80       6/31      18.20       8/29       14.76       9/27
   Class A-IO                          5.06      11/09       5.06      11/09        5.06      11/09
   Class M-1                          24.30       4/31      15.95      11/28       12.81       5/26
   Class M-2                          24.28       1/31      15.87       1/28       12.70       3/25
   Class B-1                          24.15       7/30      15.49       4/26       12.26      11/22

                                          200% MHP              250% MHP               300% MHP
                                          --------              --------               --------

                                       WAL      Maturity     WAL      Maturity      WAL      Maturity
  To Optional Termination
  Class A-1                            1.00      12/03       0.84       8/03        0.73       5/03
  Class A-2                            3.00       1/06       2.48       4/05        2.12      10/04
  Class A-3                            5.00       5/08       3.80       3/06        3.22       7/05
  Class A-4                           11.20      12/16       8.41       7/14        6.21       8/12
  Class A-IO                           5.06      11/09       5.06      11/09        5.06      11/09
  Class M-1                            9.80      12/16       8.81       7/14        8.04       8/12
  Class M-2                            9.80      12/16       8.81       7/14        8.04       8/12
  Class B-1                            9.73      12/16       8.79       7/14        8.04       8/12

  To Maturity
  Class A-1                            1.00      12/03       0.84       8/03        0.73       5/03
  Class A-2                            3.00       1/06       2.48       4/05        2.12      10/04
  Class A-3                            5.00       5/08       3.80       3/06        3.22       7/05
  Class A-4                           12.12      12/24       9.10      12/21        6.66       7/19
  Class A-IO                           5.06      11/09       5.06      11/09        5.06      11/09
  Class M-1                           10.44       5/23       9.52      12/20        8.83      11/18
  Class M-2                           10.33      11/21       9.42       9/19        8.74      10/17
  Class B-1                            9.90       9/19       9.05       8/17        8.43      11/15